UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 21, 2016

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices, including zip code)

(512) 433-5200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
See the disclosure in Item 8.01 regarding the Supplemental Indenture (as defined below), which disclosure is incorporated herein by reference.

Item 8.01. Other Events.
On June 21, 2016, Forestar Group Inc. (the “Company”) and its wholly-owned subsidiary Forestar (USA) Real Estate Group Inc. (“Forestar USA” and, together with the Company, the “Offerors”) announced that they had received the requisite consents in the cash tender offer (the “Tender Offer”) and consent solicitation (the “Consent Solicitation”) to enter into the First Supplemental Indenture, dated as of June 21, 2016 (the “Supplemental Indenture”), among Forestar USA, the guarantors named therein and U.S. Bank National Association, to the indenture governing Forestar USA’s 8.500% Senior Secured Notes due 2022 (CUSIP Nos. 346234AB3 and U34552AB2) (the “Notes”).
The Tender Offer expired at midnight, New York City Time, on June 20, 2016 (the “Expiration Date”). As of the Expiration Date, $215.5 million aggregate principal amount of the Notes were tendered (representing 97.6% of the outstanding Notes) and Forestar USA accepted for payment and settlement all of the Notes that were validly tendered at or prior to the Expiration Date.
The Supplemental Indenture became effective on June 21, 2016. The Supplemental Indenture eliminates or modifies certain covenants and events of default and other provisions contained in the indenture governing the Notes. In addition, the Supplemental Indenture effects the release of the subsidiary guarantees and the collateral securing the notes. A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

4.1
Supplemental Indenture, dated as of June 21, 2016, among Forestar (USA) Real Estate Group Inc., as issuer, the Guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture, dated as of May 12, 2014, among Forestar (USA) Real Estate Group Inc., the Guarantors named therein and U.S. Bank National Association.

99.1	Press Release announcing the completion of the Tender Offer and Consent Solicitation, dated June 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Dated: June 21, 2016	By:	/s/ David M. Grimm
		Name:	David M. Grimm
		Title:	Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1
Supplemental Indenture, dated as of June 21, 2016, among Forestar (USA) Real Estate Group Inc., as issuer, the Guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture, dated as of May 12, 2014, among Forestar (USA) Real Estate Group Inc., the Guarantors named therein and U.S. Bank National Association.

99.1	Press Release announcing the completion of the Tender Offer and Consent Solicitation, dated June 21, 2016.